MASSMUTUAL PREMIER FUNDS

Supplement dated March 8, 2007 to the

Prospectus dated March 1, 2007

This supplement provides new and additional information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.

The following information replaces similar information found under OFI Institutional Asset Management, Inc. in the section About the Investment Adviser and Sub-Advisers:

John Damian

is the portfolio manager of the Discovery Value Fund. Mr. Damian is a Vice President of OFI Institutional, which he joined in July 2006. Mr. Damian has been a Vice President and portfolio manager of OFI since 2001. Previously, he was a Senior Analyst/Director for Citigroup Asset Management since 1999 and prior to that was a Senior Research Analyst for Pzena Investment Management from 1997 to 1999.

Christopher Leavy

is the portfolio manager of the Value Fund. Mr. Leavy is a Senior Vice President of OFI Institutional, which he joined in May 2006. Mr. Leavy has been a Senior Vice President and portfolio manager of OFI since 2000. Previously, he was a portfolio manager with Morgan Stanley Dean Witter Investment Management since 1997.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

B3000M-07-01